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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 27, 1998


                        ANDREA ELECTRONICS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


         New York                  1-4324                11-0482020
(State or Other Jurisdiction     (Commission           (IRS Employer
     of Incorporation)           File Number)          Identification No.)


       11-40 45th Road, Long Island City, New York          11101
       (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:  (718) 729-8500

                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On January 27, 1998, Andrea Electronics Corporation (the "Registrant") released financial information with respect to the year ended
December 31, 1997. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:
     Exhibit
     Number                Description
     ------                -----------

       99.1      Press release dated January 27, 1998



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 2, 1998           ANDREA ELECTRONICS CORPORATION
                                  ------------------------------
                                        (Registrant)



                                   /s/ Patrick D. Pilch
                                   ------------------------------
                                   Patrick D. Pilch
                                   Executive Vice President,
                                     Chief Financial Officer













































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